UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 4, 2005 (May 2, 2005)

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE State of Incorporation or Organization	0-31226 (Commission File Number)	76-0685039 (I.R.S. Employer Identification No.)

585 EAST 1860 SOUTH, PROVO, UTAH	84606
Address of Principal Executive Offices	Zip Code

(801) 724-6913
Registrant’s telephone number,
including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 2, 2005, INVESTools Inc. (the “Company”) and CNBC, Inc. (“CNBC”) entered into a Transition Agreement (the “Agreement”) pursuant to which the Letter of Intent by and between the Company and CNBC dated February 20, 2002, as amended by that certain Letter Addendum dated March 21, 2002, and that certain Amendment No. 2 to Letter of Intent dated June 1, 2003 (the “LOI”) will terminate effective May 9, 2005.

Under the terms of the Agreement, the Company will pay to CNBC $764,231 representing the commission owed by the Company to CNBC for the calendar quarter ending September 30, 2004.  The Company has no commission or other payment obligation to CNBC.  A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02                                             Termination of a Material Definitive Agreement.

As previously disclosed by the Company, the Company and CNBC have been negotiating an extension of the LOI, which expired under its terms in May 2004.  The Company and CNBC have continued to operate under the terms of the LOI during the negotiations.  Under the terms of the LOI the Company and CNBC jointly created, and in the case of the Company, conducted and administered certain CNBC-branded investor education programs.  Pursuant to the LOI, CNBC received a commission on revenues generated from the co-branded investor education programs.

On May 2, 2005, the Company and CNBC mutually agreed to terminate the LOI and negotiations for an extension.  As discussed in Item 1.01 to this Current Report of Form 8-K, the Company will pay CNBC $764,231 representing the commission owed by the Company to CNBC for the calendar quarter ending September 30, 2004.  The Company has no commission or other payment obligation to CNBC.

Item 2.02                                             Results of Operations and Financial Condition.

On May 3, 2005, the Company issued a press release announcing its financial results for the three months ended March 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  On May 4, 2005, the Company also posted to its corporate website in the investor Relations section information provided to investors as part of the Company's investor relations activities.  Such information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01                                             Regulation FD Disclosure.

The Company is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate website in the Investor Relations section.  Such information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The information in Item 7.01of this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

10.1                           Transition Agreement dated May 2, 2005, by and between INVESTools Inc. and CNBC, Inc.

99.1                           Press release dated May 3, 2005, issued by INVESTools Inc.

99.2                           INVESTools Investor Presentation dated May 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

	By:	/s/	Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: May 4, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Transition Agreement dated May 2, 2005, by and between INVESTools Inc. and CNBC, Inc.
99.1	Press Release dated May 3, 2005, issued by INVESTools Inc.
99.2	INVESTools Investor Presentation dated May 3, 2005.